UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2010

Philip Morris International Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 663-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 12, 2010, the stockholders of Philip Morris International Inc. (the “Company”) elected Jennifer Li to the Board of Directors at the Annual Meeting of Stockholders (“Annual Meeting”). In connection with the election of Ms. Li to the Board of Directors, the Board of Directors of the Company amended Article II, Section 2 of its Amended and Restated By-Laws, in order to increase the size of the Board from nine (9) to ten (10) directors effective May 12, 2010. The Company’s Amended and Restated By-Laws are attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

For information about Ms. Li and her nomination to the Board of Directors, please refer to the Company’s Proxy Statement dated April 1, 2010 and filed with the Securities and Exchange Commission on such date.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 12, 2010, the Company held its Annual Meeting of Stockholders. There were 1,567,027,418 shares of Common Stock, constituting 84.01% of outstanding shares on the record date (March 16, 2010), represented in person or by proxy at the meeting. The matters voted upon at the Annual Meeting and the results of such voting are set forth below:

Proposal 1: To elect ten directors of the Company.

Name	For	Against	Abstain	Broker Non-Vote
Harold Brown	1,301,371,596	10,222,823	2,205,889	253,227,110
Mathis Cabiallavetta	1,305,967,468	5,287,979	2,544,861	253,227,110
Louis C. Camilleri	1,297,823,112	13,632,142	2,345,054	253,227,110
J. Dudley Fishburn	1,303,329,655	8,247,641	2,223,012	253,227,110
Jennifer Li	1,305,960,304	5,433,973	2,406,031	253,227,110
Graham Mackay	1,293,413,940	17,842,537	2,543,831	253,227,110
Sergio Marchionne	1,188,052,944	123,474,579	2,272,785	253,227,110
Lucio A. Noto	1,303,439,368	8,174,358	2,186,582	253,227,110
Carlos Slim Helú	1,304,629,022	6,764,724	2,406,562	253,227,110
Stephen M. Wolf	1,301,226,913	10,339,867	2,233,528	253,227,110

All nominees for director were duly elected.

Proposal 2: Ratification of the Selection of PricewaterhouseCoopers SA as Independent Auditors.

For	Against	Abstain
1,551,789,296	10,969,923	4,268,199

The proposal was approved.

Proposal 3: Stockholder Proposal 1 - Food Insecurity and Tobacco Use.

For	Against	Abstain	Broker Non-Vote
45,870,161	1,010,359,305	257,570,842	253,227,110

The proposal was defeated.

Proposal 4: Stockholder Proposal 2 - Create Human Rights Protocols for the Company and Its Suppliers.

For	Against	Abstain	Broker Non-Vote
66,703,742	975,147,520	271,949,046	253,227,110

The proposal was defeated.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated By-Laws of Philip Morris International Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/S/ G. PENN HOLSENBECK
Name:	G. Penn Holsenbeck
Title:	Vice President & Corporate Secretary

DATE: May 13, 2010

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Philip Morris International Inc.